UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2016

Eastman Kodak Company
(Exact name of registrant as specified in charter)

New Jersey	1-87	16-0417150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (585) 724-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, Eastman Kodak Sárl (“Kodak Sárl”), a subsidiary of Eastman Kodak Company (“Kodak”), signed a retention letter (the “Retention Letter”) with Philip Cullimore, President of Kodak’s Enterprise Inkjet Systems Division and its Micro 3D Printing and Packaging Division, in connection with Kodak’s potential consummation of the sale of Kodak’s Prosper enterprise inkjet printing business (the “Transaction”).  The Retention Letter provides:  (A) that Mr. Cullimore will be entitled to receive a success fee if he remains employed with Kodak Sárl through the consummation of the Transaction; as well as (B) for contractual severance benefits that are consistent with the severance benefits under Mr. Cullimore’s employment agreement with Kodak Sárl effective January 1, 2011, as amended (the “Employment Contract”), which expires on September 3, 2016 (the “Expiration Date”).

Pursuant to the Employment Contract, in the event of the termination of his employment by Kodak Sárl without “Cause” or by him for “Good Reason” (as defined in the Employment Contract), Mr. Cullimore would be eligible to receive the following severance benefits:  (A) a severance payment in an amount equal to the sum of his salary and target annual incentive under Kodak’s Executive Compensation for Excellence and Leadership Plan for the year in which termination notice is given; and (B) continued vesting and exercisability of any outstanding stock options and restricted stock units granted on or before the Expiration Date that are held by Mr. Cullimore on the date of his termination, without regard to any continued employment conditions.  The Retention Letter provides that if Mr. Cullimore terminates his employment with Kodak Sárl in connection with the Transaction to become employed with the acquirer of Kodak’s Prosper enterprise inkjet printing business, such termination will qualify as a termination by him for Good Reason.

The above descriptions of the Retention Letter and Employment Contract are qualified in their entirety by reference to such agreements. The Retention Letter will be filed as an exhibit to Kodak’s Form 10-Q for the quarter ended June 30, 2016. The Employment Contract was filed with Kodak’s Form 10-Q for the quarter ended March 31, 2016 as Exhibits 10.1-10.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Sharon E. Underberg
Name:  Sharon E. Underberg
Title:  General Counsel, Secretary and Senior Vice President

Date:  May 27, 2016